UNITED STATES
SECURITIES and EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)               October 18, 2005

FLUSHING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

000-24272
(Commission File Number)

DELAWARE
(State or other jurisdiction of incorporation)

11-3209278
(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042
(Address of principal executive offices)

(718) 961-5400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( )       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( )       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( )       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))

( )       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

      Flushing Financial Corporation (Nasdaq: FFIC), the parent holding company for Flushing Savings Bank, FSB (the "Bank"), announced its financial results for the three and nine months ended September 30, 2005. Attached as Exhibit 99.1 is the Company's press release dated October 18, 2005.

Item 8.01      Other Events

On October 18, 2005, the board of directors of Flushing Financial Corporation and its wholly owned subsidiary Flushing Savings Bank, FSB approved a one-year extension through November 21, 2006 of the existing special termination agreements with certain non-executive employees. All other terms of the existing special termination agreements, the form of which was originally filed as exhibit 10.4(a) of Form 10-Q for the quarter ended September 30, 2000, remain unchanged.

Item 9.01(c).    Exhibits

99.1.     Press release of Flushing Financial Corporation, dated October 18, 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: October 20, 2005	By:	/s/ David W. Fry
David W. Fry
	Title:	Senior Vice President, Treasurer
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release of Flushing Financial Corporation,
dated October 18, 2005